                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of Earliest Event Reported): July 12, 1999



                         PROVIDENT AMERICAN CORPORATION
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             (Exact name of registrant as specified in its charter)




        Pennsylvania                   0-13591                  23-2214195
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(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)





                2500 DeKalb Pike, Norristown, Pennsylvania 19404
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                (Address of principal executive offices/Zip Code)

Former name, former address, and former fiscal year, if changed since last report: N/A

Item 5.  Other Events

The following information is qualified in its entirety by, and should be read in conjunction with, the more detailed information and financial data, including the Consolidated Financial Statements of the Provident American Corporation ("Provident") and its subsidiaries, and the notes thereto, appearing in Provident's reports filed with the Securities and Exchange Commission ("SEC"). Except for the historical information contained herein, this Current Report on Form 8-K, contains certain forward-looking statements regarding Provident's business and prospects that are based upon numerous assumptions about future conditions which may ultimately prove to be inaccurate and actual events and results may materially differ from anticipated results described in such statements. Such forward-looking statements involve risks and uncertainties, such as historical and anticipated losses; uncertainty of future results, new business challenges, risks associated with brand development, competition, funding; need for additional capital, management of potential growth; new management team, dependence on key personnel, dependence on the Internet, dependence on strategic alliances with Internet providers, liability for information retrieved from the Internet, uncertain acceptance of the Internet as a medium for health insurance sales, risk capacity constrains; reliance on internally developed systems; system development risks, dependence on third party systems, rapid technological change, risk of system failure, A.M. Best's insurance ratings, dependence on key suppliers of insurance products, dependence upon third party claims administration services, changes in the insurance industry, insurance industry factors, health care reform legislation, government regulation and legal uncertainties, potential conflicts of interest, risk associated with the Year 2000 and absence of dividends. Any one or a combination of these factors could have a material adverse effect on Provident's business, financial condition and results of operations. These forward-looking statements represent Provident's judgment as of the date of this report. Provident disclaims, however, any intent or obligation to update these forward-looking statements.

         On July 12, 1999, HealthAxis.com, Inc. ("HealthAxis" or the "Company"), the Internet subsidiary of Provident, completed the private placement of 333,334 shares of Series D Preferred Stock at $12.00 per share, for an aggregate purchase price of $4.0 million, to an accredited investor.

         In connection with the Series D Offering the Company's Amended and Restated Articles of Incorporation were amended to authorize an additional 500,000 shares of Preferred Stock. The first paragraph of Article 5 of the Company's Amended and Restated Articles provides as follows:

         "The Corporation shall have the authority to issue an aggregate of 45,500,000 shares of capital stock which shall be divided into 40,000,000 shares of Common Stock, par value $0.10 per share, as more fully described in Section 5(a) below, and 5,500,000 shares of Preferred Stock, par value $1.00 per share, as more fully described in Section 5(b) below."

         The terms of the Series D Preferred Stock are as follows:

Series D Preferred Convertible Stock

         Dividends. Holders of the Series D Preferred Stock will be entitled to dividends accruing from the date of issue, if such dividends are declared by the Board of Directors out of funds legally available therefor. If any accrued dividends on the Series D Preferred Stock have not been paid or set apart for payment, no dividends or other distributions may be declared and paid or set apart for payment upon any common stock, no par value per share of the Company (the "Common Stock") or any series of preferred stock of the Company (the "Preferred Stock") with a dividend preference junior to the Series D Preferred Stock (the "Series D Junior Stock"). In the event the Company proposes to pay any dividend upon the shares of Common Stock or any class of Series D Junior Stock, dividends shall have been declared on the shares of Series D Preferred Stock and a sum paid to the holders thereof or a sum sufficient for the payment thereof shall have been set apart for such payment, which sum equals a dividend per share of Series D Preferred Stock which is not less than the proposed dividend per share to be paid on the Common Stock or such other Series D Junior Stock, as the case may be (determined, in the case of the Series D Preferred Stock, on an as converted basis). The Company does not anticipate paying any dividends on its Series D Preferred Stock in the foreseeable future.

         Liquidation. In the event of any distribution, liquidation or winding up of the affairs of the Company, whether voluntary or otherwise, after payment or provisions for payment of the debts and other liabilities of the Company and payment of all amounts owed to the holders of the Series B Preferred Stock, the holders of the Series D Preferred Stock shall be entitled to receive, on a pari passu basis with the Series C Preferred Stock out of the assets of the Company legally available for distribution to its shareholders, an amount in cash equal to $12.00 ("Offering Price") per share for each share of Series D Preferred Stock, plus an amount equal to all dividends accrued and unpaid, if any, on each such share up to the date fixed for distribution, before any distribution may be made to the holders of the Company's Common Stock, the Series A Preferred Stock or Series D Junior Stock.

         If after payment or provision for payment of the debts and other liabilities of the Company, the full amount due to holders of the Series B, Series C and Series D Preferred Stock and the distribution to the holders of the Series A Preferred Stock the full amount of their preference, holders of the Series D Preferred Stock shall be entitled to share on a pro rata basis the remaining assets of the Company available for distribution to shareholders with holders of the Common Stock and the Series A, Series B and Series C Preferred Stock. The relative value of a share of Series A, Series B, Series C and Series D Preferred Stock for this purpose shall be determined on an as converted basis.

         The consolidation or merger of the Company with any corporation (other than a transaction where holders of the Company's voting capital stock hold a majority of voting capital of the resulting entity), the sale of all or substantially all of the Company's assets, the acquisition by any person or entity of a majority of the voting capital stock of the Company, will be deemed a liquidation or winding up of the Company.

         Redemption. The Series D Preferred Stock is not subject to any mandatory redemption, sinking fund or other similar provisions.

         Optional Conversion. Each share of Series D Preferred Stock is convertible at any time at the option of the holder into a number of shares of fully-paid and non-assessable shares of Common Stock equal to the quotient obtained by dividing: (i) the Offering Price per share by; (ii) the Series D Conversion Price (as defined below).

         The Series D Conversion Price on the Series D Preferred Stock shall be the Offering Price of $12.00 per share subject to adjustment from time to time in the event of: (i) the issuance of Common Stock as a dividend or distribution on the Common Stock; (ii) the combination, subdivision or reclassification of the Common Stock; (iii) the distribution to all holders of Common Stock of evidences of the Company's indebtedness or assets (including securities, but excluding cash dividends or distributions paid out of earned surplus); or (iv) the sale of Common Stock at a price per share, or the issuance of options, warrants or convertible securities with an exercise or conversion price per share, less than the then Series D Conversion Price, except for Excluded Shares. No adjustment in the Conversion Price will be required until cumulative adjustments require an adjustment of at least 1-1/2% in the Conversion Price. No fractional shares will be issued upon conversion, but any fractions will be adjusted in cash on the basis of the then current market price of the Common Stock. Payment of accumulated and unpaid dividends will be made upon conversion to the extent of legally available funds as prescribed by statute.

         Excluded Stock means: (i) up to 3,500,000 shares of or options for Common Stock issued to employees, directors and officers of and consultants to the Company pursuant to agreements approved by the Board of Directors; provided that, any shares of Common Stock, options or warrants issued after the date of filing of the Certificate of Designation for the Series D Preferred Stock must be issued at a price of not less than $10.00; (ii) shares of Common Stock issued upon conversion of any series of Preferred Stock; (iii) shares of Common Stock issued by the Company as a stock dividend or upon any subdivision, split-up or combination of shares of Common Stock; (iv) shares of Common Stock issued as a stock dividend or stock split or upon any subdivision, split-up or combination of shares of Common Stock; or (v) shares of Common Stock issued pursuant to warrants previously granted to certain strategic alliance or carrier partners.

         Mandatory Conversion. All of the outstanding shares of Series D Preferred Stock will be converted into a number of shares of Common stock at the Conversion Price upon the earlier of: (i) the consummation of a underwritten public offering of the Common Stock of the Company at a net offering price per share that represents a pre-offering market capitalization of not less than $200.0 million and aggregate proceeds (net of underwriting commissions and discounts) to the Company of not less than $25.0 million or (ii) a Qualified Merger. The term "Qualified Merger" shall mean an upstream merger of HealthAxis with Provident or the merger of HealthAxis with a wholly-owned subsidiary of Provident pursuant to which HealthAxis shall be the primary operating subsidiary of Provident and Provident's only operations shall be within HealthAxis upon the following conditions:

                  (i) the merger is approved, in addition to such vote as may otherwise be required by applicable law, by a majority vote of holders of the Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock of HealthAxis;

                  (ii) HealthAxis receives a fairness opinion from BancBoston Robertson Stephens Inc. (or such other investment banking firm as approved by a majority of the holders of the outstanding shares of the Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, which approval shall not be unreasonably withheld) indicating that the merger is fair to the stockholders of HealthAxis, other than Provident and its subsidiaries, from a financial point of view;

                  (iii) the securities to be issued to holders of the Preferred Stock upon the completion of the merger shall be registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended ("Securities Act"), freely tradeable and listed on a national securities exchange or quoted on the NASDAQ Stock Market; and

                  (iv) the resulting entity has a market capitalization of at least $200,000,000.

         Voting Rights. In addition to the voting rights offered by the applicable law, holders of the Series D Preferred Stock are entitled to vote on all matters as to which holders of Common Stock are entitled to vote. The holders of each share of Series D Preferred Stock entitles the holder to the number of votes equal to the nearest whole number of shares of Common Stock into which the holder's Series D Preferred Stock is convertible under the holder's optional conversion rights. Except as set forth below, the holders of Series D Preferred Stock shall vote together with the holders of Common Stock and the Series A, Series B and Series C Preferred Stock as one class.

         The affirmative vote, in person or by proxy, of the holders of a majority of the outstanding shares of the Series D Preferred Stock, voting as a single class, shall be necessary for the Company to: (a) amend, repeal or modify any provisions of, or add any provision to, the Company's Amended and Restated Articles of Incorporation if such action would alter or change the rights, preferences, privileges or powers of, or the restrictions provided for the benefit of, the Series D Preferred Stock so as to affect the Series D Preferred Stock adversely; (b) authorize, create or issue any additional shares of any class or series of Preferred Stock senior to or on parity with the Series D Preferred Stock, or authorize, create or issue shares of any class or series of stock or any bonds, debentures, notes or other obligations convertible into or exchangeable for, or having optional rights to purchase, any shares of stock senior to or on parity with the Series D Preferred Stock; (c) reclassify the shares of Common Stock or any other shares of any class or series of Preferred Stock into shares of Preferred Stock senior to or on parity with the Series D Preferred Stock; (d) increase the number of shares of Series D Preferred Stock;
(e) consummate any Corporate Transaction (as defined below); (f) directly or indirectly pay or declare any dividend or make any distribution upon, or redeem, retire or repurchase or otherwise acquire, any shares of capital stock or other securities of the Company other than the Series B or Series C Preferred Stock (other than the repurchase of Common Stock from employees upon termination or employment); or (g) consummate any transaction whereby the Company shall obtain control, directly or indirectly, of an insurance corporation.

                  A Corporate Transaction means (i) any consolidation or merger of the Corporation, other than any merger or consolidation resulting in the holders of the capital stock of the Corporation entitled to vote for the election of directors holding a majority of the capital stock of the surviving or resulting entity entitled to vote for the election of directors, (ii) any person or entity (including any affiliates thereof) becoming the holder of a majority of the capital stock of the Corporation entitled to vote for the election of directors, or (iii) any sale or other disposition by the Corporation of all or substantially all of its assets.

         Registration Rights. When the Company proposes to register any shares of Common Stock from authorized but unissued common shares or treasury shares under the Securities Act (other than on a Form S-4 or a Form S-8), the Company is required to give notice to the holders of Series D Preferred Stock and the holders of Common Stock acquired upon the conversion of Series D Preferred Stock of the proposed registration and the right to include their shares of Common Stock received upon the conversion of the Series D Preferred Stock ("Series D Conversion Shares") in such registration (a "Piggyback Registration"), subject to certain conditions including the right of the underwriter of such offering to limit the number of Series D Conversion Shares sold by the holders if the underwriter advised the Company and such holders in writing that the number of Series D Conversion Shares required to be included by such holders would interfere with the successful marketing of the shares offered. Such Piggyback Registration rights are subject to the priority rights granted to HealthPlan Services, Inc. ("HPS"), holders of the Series B Preferred Stock and certain warrant holders and are on parity with the rights granted to the holders of the Series C Preferred Stock. Subject to rights granted to HPS, holders of the Series B Preferred Stock and certain warrant holders, the holders of at least 60% of the then outstanding shares of Series D Preferred Stock may also require the Company to file up to two registration statements ("demand registrations") under the Securities Act with respect to the Common Stock acquired upon the conversion of the Series D Preferred Stock held by such holders desiring to participate, subject to certain conditions. Such demand may not be made earlier than: (i) 12 months from the closing of the Offering or (ii) six months after the Company's initial public offering. The Company is required to pay all registration expenses (as defined in the Registration Rights Agreement to be executed in connection with this transaction), other than any underwriting discounts and commissions for any underwriter or broker-dealer acting on behalf of the holders of the Series D Conversion Shares.

         Other. The holders of Series D Preferred Stock are not entitled to any preemptive rights. Shares of Series D Preferred Stock and the shares of the Common Stock issuable upon conversion will, when issued, be validly issued, fully paid and non-assessable shares of the Company.

         In connection with the sale of the Series D Preferred Stock, HealthAxis amended the terms of the Series A, Series B and Series C Preferred Stock to provide as follows:

Series A Cumulative Convertible Preferred Stock

         Dividends. The holder of each share of Series A Preferred Stock is entitled to receive such dividends as declared by the Board of Directors of the Corporation in its discretion, out of funds legally available for that purpose. Dividends on each share of Series A Preferred Stock, if and when declared, shall accrue from the applicable date of declaration so that if at any time Accrued Dividends (as hereinafter defined) upon the Series A Preferred Stock shall not have been paid, the amount and deficiency in such dividends shall be fully paid (but without interest) or dividends which have been declared on the shares of the Series A Preferred Stock or any share of Preferred Stock of the Corporation which is junior to the Series A Preferred Stock with respect to the payment of dividends or distribution of assets of the Corporation or both (the "Junior Stock") and a sum sufficient for the payment thereof shall have been set apart for such payment, before any dividend shall be declared or paid or any other distribution ordered or made upon shares of Common Stock or any Junior Stock and before any sum or sums shall be set aside for or applied to the purchase or redemption of any shares of Common Stock or the Junior Stock, other than the repurchase by the Corporation of shares of Common Stock from any employee thereof upon cessation of their employment, which shall under all circumstances be permitted notwithstanding the foregoing.

         Liquidation. In the event of any dissolution, liquidation or winding up of the affairs of the Company, whether voluntary or otherwise, after payment or provision for payment of the debts and other liabilities of the Company and payment of all amounts owed to the Series B, Series C and Series D Preferred Stock or any other class of securities of the Company having a dividend payment or other distribution preference senior to the Series A Preferred Stock (the "Series A Senior Stock"), the holders of the Series A Preferred Stock shall be entitled to receive, out of the assets of the Company legally available for distribution to its shareholders, the amount of $4.40 in cash for each share of Series A Preferred Stock, plus an amount equal to all dividends accrued and unpaid on each such share up to the date fixed for distribution, before any distribution may be made to the holders of the Company's Common Stock. If, after payment or provision for payment of the debts and other liabilities of the Company including amounts payable to holders of the Series B, Series C and Series D Preferred Stock and any other Series A Senior Stock, the remaining net assets of the Company are not sufficient to pay the holders of the Series A Preferred Stock the full amounts of their preferences, the holders of Series A Preferred Stock would share ratably in any distribution of assets. If after payment or provision for payment of the debts and other liabilities of the Company, the full amount due to holders of any Series A Senior Stock, including the Series B, Series C and Series D Preferred Stock, and the distribution to the holders of the Series A Preferred Stock the full amount of their preference, holders of the Series A Preferred Stock shall be entitled to share on a pro rata basis the remaining assets of the Company available for distribution to shareholders with holders of the Common Stock and the Series B, Series C and Series D Preferred Stock. The relative value of a share of Series A, Series B, Series C and Series D Preferred Stock for this purpose shall be determined on an as converted basis.

         The consolidation or merger of the Company with any corporation (other than a transaction where holders of the Company's voting capital stock hold a majority of voting capital of the resulting entity), the sale of all or substantially all of the Company's assets, the acquisition by any person or entity of a majority of the voting capital stock of the Company, will be deemed a liquidation or winding up of the Company.

         Mandatory Redemption. The shares of Series A Preferred Stock are redeemable by the Company at any time after September 15, 1999 (the "Mandatory Redemption Period"). During the Mandatory Redemption Period, the Company may redeem any or all of the outstanding Series A Preferred Stock at a redemption price equal to the original issuance price of approximately $4.40 per share (subject to adjustment to reflect stock splits, stock dividends, stock combinations, recapitalizations and similar occurrences) plus an amount that would yield a total annualized return of 10%, calculated daily and compounded annually, from the date of purchase through the mandatory redemption date. Notice of the exercise of the mandatory redemption rights must be given by the Company to holders of the Series A Preferred Stock pursuant to the notice of mandatory redemption provisions contained in the Certificate of Designation related to the Series A Preferred Stock.

         During the Mandatory Redemption Period, holders of the Series A Preferred Stock have the right at any time to convert all or a part of their shares of Series A Preferred Stock into shares of Common Stock.

         Optional Conversion. At any time prior to redemption, shares of Series A Preferred Stock are convertible, at the option of the holders thereof, into shares of Common Stock equal to the quotient obtained by dividing: (i) the original issuance price (approximately $4.40 per share) by (ii) the Conversion Price (as defined below). With respect to shares of Series A Preferred Stock called for redemption, the right to convert shall cease at the close of business on the redemption date.

         The Conversion Price per share shall be the original issuance price subject to adjustment from time to time in the event: (i) the Company issues, from the date of the original issuance through the date of a second qualified financing (as defined below) any shares of Common Stock, other than Excluded Shares (as defined below), without consideration or for consideration per share less than the Conversion Price in effect immediately prior to such issuance;
(ii) after the date of original issuance, the Company issues options or rights to purchase Common Stock or securities or exchangeable into shares of Common Stock; (iii) there is a stock dividend, stock split combination, capital recapitalization (other than a change in par value) or consolidation or merger (other than consolidation or merger when the Company is the continuing corporation and does not result in a change in the Common Stock). A second qualified financing is an equity offering yielding aggregate gross proceeds to the Company of not less than $3.5 million at a price per share of at least $3.74.

         Excluded Shares include: (i) 3,500,000 shares of Common Stock issued pursuant to the Company's Stock Option Plan provided that any shares of Common Stock, options or warrants issued after the date of filing of the Amended and Restated Certificate of Designation related to the Series A Preferred Stock are issued at a price of not less than $4.00; (ii) Common Stock issued upon the conversion of the Series A Preferred Stock or Series B Preferred Stock; (iii) Common Stock issued as part of a stock dividend, split-up or combination of Common Stock; and (iv) Common Stock issued in a qualified financing provided the issuance price of the Common Stock is not less than 85% of the original issuance price of the Series A Preferred Stock.

         To the extent the Company makes a dividend payment or other distribution payable in Common Stock, the Company shall make a provision so that each holder of Series A Preferred Stock shall receive upon conversion of such securities the number of shares of Common Stock which would have been received had the Series A Preferred Stock been converted to Common Stock on such date.

         Holders of the Series A Preferred Stock intending to exercise these conversion rights are required to give notice to the Company in accordance with notice requirements set forth in the Certificate of Designation. No fractional shares of Common Stock shall be issued upon conversion. Fractional interests will be paid in cash based upon the current price of a share of Common Stock pursuant to the procedure set forth in the Certificate of Designation.

         Mandatory Conversion. All of the outstanding shares of Series A Preferred Stock will be converted into a number of shares of Common stock at the Conversion Price upon the earlier of: (i) the consummation of a underwritten public offering of the Common Stock of the Company at a net offering price per share that represents a pre-offering market capitalization of not less than $150.0 million and aggregate proceeds (net of underwriting commissions and discounts) to the Company of not less than $25.0 million or (ii) a Qualified Merger. See "Series D Preferred Stock -- Mandatory Conversion" for the definition of a Qualified Merger.

         Voting Rights. In addition to the voting rights afforded by applicable law, the holders of the Series A Preferred Stock are entitled to vote on all matters as to which holders of Common Stock are entitled to vote. The holders of each share of Series A Preferred Stock are entitled to the number of votes equal to the nearest whole number of shares of Common Stock into which the Series A Preferred Stock is convertible. Except as set forth below, the holders of the Series A Preferred Stock shall vote together with holders of the Common Stock and the Series B, Series C and Series D Preferred Stock as one class.

         The affirmative vote, in person or by proxy, of the holders of a majority of the outstanding shares of the Series A Preferred Stock, voting as a single class, shall be necessary for the Company to: (i) amend, repeal or modify any provision of, or add any provision to, the Company's Amended and Restated Articles of Incorporation or Bylaws if such action would materially affect the powers, rights, preferences or the qualifications, limitations or restrictions provided for the benefit of, the Series A Preferred Stock; (ii) authorize, create, designate or establish any additional shares of any class or series of Series A Senior Stock or other security or instrument convertible into or exchangeable for any Series A Senior Stock, other than the Series B Preferred Stock; (iii) reclassify the shares of Common Stock into shares having any series preference or priority as to dividends or assets superior to the Series A Preferred Stock; (iv) or in any manner amend or modify the powers, rights, preferences, privileges or the qualifications, limitations or restrictions of the Series A Preferred Stock (other than the creation of the Series B, Series C or Series D Preferred Stock).

                  Registration Rights. When HealthAxis proposes to register any shares of Common Stock from authorized but unissued common shares or treasury shares under the Securities Act (other than on a Form S-4 or Form S-8), HealthAxis is required to give notice to the holders of Series A Preferred Stock and the holders of Common Stock acquired upon the conversion of Series A Preferred Stock of the proposed registration and to include their shares of Common Stock received upon the conversion of the Series A Preferred Stock ("Series A Conversion Shares") in such registration (a "Piggyback Registration"), subject to certain conditions including the right of the underwriter of such offering to limit the number of Series A Conversion Shares sold by the holders if the underwriter advised the Company and such holders in writing that the number of Series A Conversion Shares required to be included by such holders would interfere with the successful marketing of the shares offered. Such Piggyback Registration rights are subject to the priority rights granted to HPS , holders of the Series B Preferred Stock, certain warrant holders and the Series C and Series D Preferred Stock to be issued. Subject to rights granted to HPS, holders of the Series B Preferred Stock, certain warrant holders and holders of the Series C and Series D Preferred Stock, the holders of at least 60% of the then outstanding shares of Series A Preferred Stock may also require the Company to file one registration statement (a "demand registration") under the Securities Act with respect to the Common Stock acquired upon the conversion of the Series A Preferred Stock held by such holders desiring to participate, subject to certain conditions. Such demand may not be made earlier than: (i) November 13, 2001 or (ii) six months after the Company?s initial public offering. The Company is required to pay all registration expenses (as defined in the Registration Rights Agreement) other than any underwriting discounts and commissions for any underwriter or broker-dealer acting on behalf of the holders of the Series A Preferred Stock.

         Other. The Series A Preferred Stock is not subject to any sinking fund or other similar provisions. The holders of Series A Preferred Stock are not entitled to any preemptive rights.

Series B Cumulative Convertible Preferred Stock

         Dividends. The holders of the Series B Preferred Stock are entitled to receive such dividends as declared by the Board of Directors of HealthAxis in its discretion, out of funds legally available for that purpose, provided that, such dividend if payable in cash shall be at least equal to $0.13 per share unless dividends per share in excess of $0.13 per share are paid to any other holder of capital stock of HealthAxis in which event the dividend payable to each holder of the Series B Preferred Stock shall equal $0.13 per share plus an amount equal to such holder's pro rata portion of any dividend declared by the Board of Directors of HealthAxis and payable to all other holders of capital stock in excess of $0.13 per share. Dividends on each share of Series B Preferred Stock, if and when declared, shall accrue from the applicable date of declaration so that if at any time accrued dividends upon the Series B Preferred Stock shall not have been paid, the amount and deficiency in such dividends shall be fully paid (but without interest) with respect to dividends which have been declared on the shares of the Series B Preferred Stock or the Common Stock, Series A Preferred Stock or any other class of securities of the Company having a dividend or distribution preference junior to the Series B Preferred Stock (the "Series B Junior Stock"), a sum sufficient for the payment thereof shall have been set apart for such payment, before any dividend shall be declared or paid or any other distribution ordered or made shares of Common Stock or any Series B Junior Stock, and before any sum or sums shall be set aside for or applied to the purchase or redemption of any shares of Common Stock or the Series B Junior Stock, other than the repurchase by HealthAxis of shares of Common Stock from any employee thereof upon cessation of their employment, which shall under all circumstances be permitted notwithstanding the foregoing.

         Liquidation. In the event of any dissolution, liquidation or winding up of the affairs of the Company, whether voluntary or otherwise, after payment or provision for payment of the debts and other liabilities of the Company, the holders of the Series B Preferred Stock shall be entitled to receive, out of the assets of the Company legally available for distribution to its shareholders, the amount of approximately $4.40 in cash for each share of Series B Preferred Stock, plus an amount equal to all dividends accrued and unpaid on each such share up to the date fixed for distribution, before any distribution may be made to the holders of the Company's Common Stock, or any series of Series B Junior Stock, including the Series A, Series C and Series D Preferred Stock. If, after payment or provision for payment of the debts and other liabilities of the Company, the remaining net assets of the Company are not sufficient to pay the holders of the Series B Preferred Stock the full amounts of their preference, the holders of Series B Preferred Stock would share ratably in any distribution of assets. After payment or provision for payment of the debts and other liabilities of the Company and the full preference amount due to the holders of any Series A, Series B, Series C and Series D Preferred Stock, the holders of the Series B Preferred Stock, the Series C Preferred Stock, the Series A Preferred Stock, the Series D Preferred Stock and the Common Stock will be entitled to receive on a pro rata basis the remaining assets of the Company available for distribution to its shareholders. The relative value of a share of Series A, Series B, Series C and Series D Preferred Stock for this purpose shall be determined in an as converted basis.

         The consolidation or merger of the Company with any corporation (other than a transaction where holders of the Company's voting capital stock hold a majority of voting capital of the resulting entity), the sale of all or substantially all of the Company's assets, the acquisition by any person or entity of a majority of the voting capital stock of the Company, will be deemed a liquidation or winding up of the Company.

         Optional Redemption. Holders of the Series B Preferred Stock have the option, exercisable upon request of the holders of 51% of the outstanding shares of Series B Preferred Stock within six months after the later of the occurrence of a Trigger Event (as defined below) or notice of a Trigger Event, to cause the Company to redeem any or all of the shares of Series B Preferred Stock requested to be redeemed, at a redemption price per share equal to the original issuance price (subject to adjustment to reflect stock splits, stock dividends, stock contributions, recapitalizations and similar occurrences) plus an amount that would yield a total annualized return of 10% calculated daily and compounded annually from the later of either the original issuance date or the date on which the holder acquired the shares of Series B Preferred Stock through the date of redemption. Notice of the exercise of the optional redemption rights with respect to the Series B Preferred Stock must be given to the Company pursuant to the notice of optional redemption provision contained in the Certificate of Designation related to the Series B Preferred Stock.

         A "Trigger Event" means: (i) January 31, 2002, if by that date, the Company has not consummated an underwritten public offering of newly issued Common Stock pursuant to a registration statement filed under the Securities Act, at a net offering price per share of Common Stock that represents a pre-offering market capitalization of not less than $150.0 million and with aggregate proceeds of not less than $25.0 million, (ii) failure to renew by the Company or a material breach by any party other than America Online, Inc. ("AOL") or termination of the IM Agreement with AOL, (iii) the date of the occurrence of a liquidation of the Company, (iv) March 31, 1999, if by that date, the Company has not consummated an equity financing yielding aggregate gross proceeds to the Company of not less than $7.0 million at a price per share of at least $3.74 (a "Qualified Financing"), or (v) May 31, 1999, if by that date, the Company has not consummated an equity financing yielding aggregate gross proceeds to the Company of not less than $7.0 million at a price per share of at least $3.74 (a "Second Qualified Financing").

         Optional Conversion. Shares of Series B Preferred Stock are convertible at any time, at the option of the holder, into the number of fully paid nonassessable shares of Common Stock equal to the quotient obtained by dividing:
(i) the original issuance price by; (ii) the Conversion Price (as defined below).

         The Conversion Price per share will initially be the original issuance price for the Series B Preferred Stock. The Conversion Price will be adjusted from time to time in the event: (i) the Company issues, from the original issuance date through the date of a Second Qualified Financing, any shares of Common Stock, except for Excluded Stock (as defined below), without consideration or for a consideration per share less than the Conversion Price in effect immediately prior to that issuance; (ii) at any time after the Second Qualified Financing date, the Company issues any shares of Common Stock, except for Excluded Stock (as defined below), without consideration or for a consideration per share less than the Conversion Price in effect immediately prior to that issuance; (iii) at any time after the original issuance date, the number of shares of Common Stock outstanding is changed by a stock dividend, stock split, combination or capital reorganization.

         Excluded Stock means: (i) up to 3,500,000 shares of or options for Common Stock issued to employees, directors and officers of and consultants to the Company pursuant to agreements approved by the Board of Directors; (ii) shares of Common Stock issued upon conversion of Series A, Series B, Series C or Series D Preferred Stock; (iii) shares of Common Stock issued by the Company as a stock dividend or upon any subdivision, split-up or combination of shares of Common Stock; and (iv) shares of Common Stock issued in the Qualified Financing provided that the issuance price of the Common Stock is not less that 85% of the original issuance price.

         Holders of the Series B Preferred Stock intending to exercise these conversion rights are required to give notice to the Company in accordance with the notice requirements set forth in the Certificate of Designation. No fractional shares will be issued upon conversion, but any fractions will be adjusted in cash in an amount equal to the product of the price of one share of Common Stock as determined in good faith by the board of Directors and the fractional interest.

         Mandatory Conversion. All of the outstanding shares of Series B Preferred Stock shall be converted into a number of shares of Common Stock at the Conversion Price (as defined herein) upon the earlier of: (i) the consummation of a underwritten public offering of the Common Stock of the Company at a net offering price per share that represents a pre-offering market capitalization of not less than $200.0 million and aggregate proceeds (net of underwriting commissions and discounts) to the Company of not less than $25.0 million, or (ii) a Qualified Merger. See "Series D Preferred Stock -- Mandatory Conversion" for a description of a Qualified Merger.

         Voting Rights. In addition to the voting rights offered by the applicable law, holders of the Series B Preferred Stock are entitled to vote on all matters as to which holders of Common Stock are entitled to vote. The holders of each share of Series B Preferred Stock are entitled to the number of votes equal to the nearest whole number of shares of Common Stock into which the holder's Series B Preferred Stock is convertible under the holder's optional conversion rights. Except as set forth below, the holders of Series B Preferred Stock shall vote together with the holders of Common Stock and the Series A, Series C and Series D Preferred Stock as one class.

         The affirmative vote, in person or by proxy, of the holders of a majority of the outstanding shares of the Series B Preferred Stock, voting as a single class, shall be necessary for the Company to: (a) authorize, create, designate or establish any class or series of capital stock or other security or other instrument convertible into or exchangeable for any security ranking senior or on parity with the Series B Preferred Stock or reclassify any shares of Common Stock into shares having any preference or priority as to dividends or assets superior to any such preference or priority of the Series B Preferred Stock; (b) in any other manner amend or modify the powers, privileges, preferences, or rights or qualifications, limitations or restrictions of the Series B Preferred Stock as to materially adversely affect the holders of the Series B Preferred Stock; (c) amend the Amended and Restated Articles of Incorporation or Bylaws of the Company so as to materially adversely affect the powers, preferences or rights or qualifications, limitations or restrictions, of the shares of Series B Preferred Stock; (d) consummate any Corporate Transaction (as defined above); (e) increase or decrease the total number of authorized shares of Series B Preferred Stock; (f) directly or indirectly pay or declare any dividend or make any distribution upon, or redeem or repurchase or otherwise acquire, any shares of capital stock or other securities of the Company (other than the repurchase of Common Stock from employees upon termination or employment); (g) consummate any transaction whereby the Company shall obtain control, directly or indirectly, of an insurance corporation; and (h) effect any change in or enter into any business other than the business conducted by the Company on the original issuance date.

         Registration Rights. In connection with AOL's purchase of the Series B Preferred Stock, the Company and AOL entered into a Registration Rights Agreement (the "Registration Agreement"). The Registration Agreement sets forth the rights of AOL or any successor, assignee or transferee (the "Investor") in connection with the public offering of Common Stock acquired in connection with the conversion of Series B Preferred Stock or other shares of Common Stock acquired through the exercise of warrants granted to AOL.

         At any time following the earlier of: (i) six months after the Company's initial public offering, or (ii) November 13, 2001, the Company is required to use its best efforts to effect up to two registrations under the Securities Act of Common Stock held by Investor or issuable to Investor upon exercise or exchange of any securities, including Series B Preferred Stock ("Registrable Shares") upon receipt of written notice from the Investor. The Company shall not be obligated to use its best efforts to effect the registration of Registrable Shares during any period in which any other registration statement (other than on Form S-4 or S-8) pursuant to which authorized but unissued Common Stock or treasury shares ("Primary Shares") is to be sold has been filed or declared effective within the prior 90 days. Additionally, the Company may delay the filing or effectiveness of any registration statement related to the Registrable Shares for a period of 90 days after the date of the Investor's demand if: (i) the Company has plans to engage within 60 days in a firm commitment underwritten public offering of Primary Shares and the Investor would be afforded piggyback registration rights (as described below) in connection with such offering; or (ii) the Company gives the Investor a certificate stating that in the good faith judgement of the Board of Directors, it would be seriously detrimental to the Company for the registration statement to be filed and the Company has not exercised this right more than once in any 12 month period. If the managing underwriter advises the Company that the inclusion of all of the shares proposed to be included would interfere with the successful marketing of the Primary Shares, then the shares included in the registration will be as follows: (i) first, Registrable Shares held by the Investor; (ii) second, Primary Shares; and (iii) third, Common Stock which does not constitute Primary Shares or Registrable Shares ("Other Stock").

         If the Company intends to register Primary Shares, other than Registrable Shares, under the Securities Act, it will promptly give written notice to such effect to the Investor. Upon the Company?s receipt of written notice from the Investor which must be received by the Company within 30 days after delivery of the Company's notice to the Investor, the Company will use its best efforts to include those Registrable Shares in such registration. If the managing underwriter advises the Company that inclusions of all of the shares proposed to be included would interfere with the successful marketing of the Primary Shares, then the shares included in the registration will be as follows:
(i) first, Primary Shares; (ii) second, Registrable Shares held by the Investor; and (iii) third, Other Shares.

         Other. The Series B Preferred Stock is not subject to any sinking fund or other similar provisions. The holders of Series B Preferred Stock are entitled to certain preemptive rights which are described in the Stock Purchase Agreement related to the Series B Preferred Stock.

Series C Cumulative Preferred Stock

         Dividends. Holders of the Series C Preferred Stock will be entitled to dividends accruing from the date of issue, if such dividends are declared by the Board of Directors out of funds legally available therefor. If any accrued dividends on the Series C Preferred Stock have not been paid or set apart for payment, no dividends or other distributions may be declared and paid or set apart for payment upon any common stock, no par value per share of the Company (the "Common Stock") or any series of preferred stock of the Company (the "Preferred Stock") with a dividend preference senior to the Series C Preferred Stock (the "Series C Junior Stock"). In the event the Company proposes to pay any dividend upon the shares of Common Stock or any class of Series C Junior Stock, dividends shall have been declared on the shares of Series C Preferred Stock and a sum paid to the holders thereof or a sum sufficient for the payment thereof shall have been set apart for such payment, which sum equals a dividend per share of Series C Preferred Stock which is not less than the proposed dividend per share to be paid on the Common Stock or such other Series C Junior Stock, as the case may be (determined, in the case of the Series C Preferred Stock, on an as converted basis). The Company does not anticipate paying any dividends on its Series C Preferred Stock in the foreseeable future.

         Liquidation. In the event of any distribution, liquidation or winding up of the affairs of the Company, whether voluntary or otherwise, after payment or provisions for payment of the debts and other liabilities of the Company and payment of all amounts owed to the holders of the Series B Preferred Stock, the holders of the Series C Preferred Stock shall be entitled to receive, on a pari passu basis with the holders of the Series D Preferred Stock, out of the assets of the Company legally available for distribution to its shareholders, an amount in cash equal to $5.77 ("Offering Price") per share for each share of Series C Preferred Stock, plus an amount equal to all dividends accrued and unpaid, if any, on each such share up to the date fixed for distribution, before any distribution may be made to the holders of the Company's Common Stock, the Series A Preferred Stock.

         If after payment or provision for payment of the debts and other liabilities of the Company, the full amount due to holders of the Series B, Series C and Series D Preferred Stock and the distribution to the holders of the Series A Preferred Stock the full amount of their preference, holders of the Series C Preferred Stock shall be entitled to share on a pro rata basis the remaining assets of the Company available for distribution to shareholders with holders of the Common Stock and the Series A, Series B and Series D Preferred Stock. The relative value of a share of Series A, Series B, Series C and Series D Preferred Stock for this purpose shall be determined on an as converted basis.

         The consolidation or merger of the Company with any corporation (other than a transaction where holders of the Company's voting capital stock hold a majority of voting capital of the resulting entity), the sale of all or substantially all of the Company's assets, the acquisition by any person or entity of a majority of the voting capital stock of the Company, will be deemed a liquidation or winding up of the Company.

         Redemption. The Series C Preferred Stock is not subject to any mandatory redemption, sinking fund or other similar provisions.

         Optional Conversion. Each share of Series C Preferred Stock is convertible at any time at the option of the holder into a number of shares of fully-paid and non-assessable shares of Common Stock equal to the quotient obtained by dividing: (i) the Offering Price per share by; (ii) the Series C Conversion Price (as defined below). Each share of Series C Preferred Stock shall be converted immediately upon the consummation of an underwritten initial public offering of Common Stock at a net Offering Price per share that represents a pre-offering market capitalization of not less than $200.0 million and aggregate proceeds (net of underwriting commissions and discounts) to the Company of not less than $25.0 million (a "Series C Qualified Financing").

         The Series C Conversion Price on the Series C Preferred Stock shall be the Offering Price of $5.77 per share subject to adjustment from time to time in the event of: (i) the issuance of Common Stock as a dividend or distribution on the Common Stock; (ii) the combination, subdivision or reclassification of the Common Stock; (iii) the distribution to all holders of Common Stock of evidences of the Company's indebtedness or assets (including securities, but excluding cash dividends or distributions paid out of earned surplus); or (iv) the sale of Common Stock at a price per share, or the issuance of options, warrants or convertible securities with an exercise or conversion price per share, less than the then Series C Conversion Price, except for Excluded Shares. No adjustment in the Conversion Price will be required until cumulative adjustments require an adjustment of at least 1-1/2% in the Conversion Price. No fractional shares will be issued upon conversion, but any fractions will be adjusted in cash on the basis of the then current market price of the Common Stock. Payment of accumulated and unpaid dividends will be made upon conversion to the extent of legally available funds as prescribed by statute.

         Excluded Stock means: (i) up to 3,500,000 shares of Common Stock issued to employees, directors and officers of and consultants to the Company pursuant to agreements approved by the Board of Directors; provided that, any shares of Common Stock, options or warrants issued after the date of filing of the Certificate of Designation for the Series C Preferred Stock must be issued at a price of not less than $4.00; (ii) shares of Common Stock issued upon conversion of any series of Preferred Stock; (iii) shares of Common Stock issued by the Company as a stock dividend or upon any subdivision, split-up or combination of shares of Common Stock; (iv) shares of Common Stock issued as a stock dividend or stock split or upon any subdivision, split-up or combination of shares of Common Stock; or (v) shares of Common Stock issued pursuant to the market price protection provisions of the Stock Purchase Agreement related to the Series C Preferred Stock.

         Mandatory Conversion. All of the outstanding shares of Series A Preferred Stock will be converted into a number of shares of Common stock at the Conversion Price upon the earlier of: (i) the consummation of a underwritten public offering of the Common Stock of the Company at a net offering price per share that represents a pre-offering market capitalization of not less than $200.0 million and aggregate proceeds (net of underwriting commissions and discounts) to the Company of not less than $25.0 million or (ii) a Qualified Merger. See "Series D Preferred Stock -- Mandatory Conversation" for a description of Qualified Merger.

         Voting Rights. In addition to the voting rights offered by the applicable law, holders of the Series C Preferred Stock are entitled to vote on all matters as to which holders of Common Stock are entitled to vote. The holders of each share of Series C Preferred Stock entitles the holder to the number of votes equal to the nearest whole number of shares of Common Stock into which the holder's Series C Preferred Stock is convertible under the holder's optional conversion rights. Except as set forth below, the holders of Series C Preferred Stock shall vote together with the holders of Common Stock and the Series A and Series B Preferred Stock as one class.

         The affirmative vote, in person or by proxy, of the holders of a majority of the outstanding shares of the Series C Preferred Stock, voting as a single class, shall be necessary for the Company to: (a) amend, repeal or modify any provisions of, or add any provision to, the Company's Amended and Restated Articles of Incorporation if such action would alter or change the rights, preferences, privileges or powers of, or the restrictions provided for the benefit of, the Series C Preferred Stock so as to affect the Series C Preferred Stock adversely; (b) authorize, create or issue any additional shares of any class or series of Preferred Stock senior to or on parity with the Series C Preferred Stock, or authorize, create or issue shares of any class or series of stock or any bonds, debentures, notes or other obligations convertible into or exchangeable for, or having optional rights to purchase, any shares of stock senior to the Series C Preferred Stock or Parity Stock; (c) reclassify the shares of Common Stock or any other shares of any class or series of Preferred Stock into shares of Preferred Stock senior to or on parity with the Series C Preferred Stock; (d) increase the number of shares of Series C Preferred Stock;
(e) consummate any Corporate Transaction; (f) directly or indirectly pay or declare any dividend or make any distribution upon, or redeem, retire or repurchase or otherwise acquire, any shares of capital stock or other securities of the Company other than the Series B Preferred Stock (other than the repurchase of Common Stock from employees upon termination or employment); or
(g) consummate any transaction whereby the Company shall obtain control, directly or indirectly, of an insurance corporation.

         The Stock Purchase Agreement related to the Series C Preferred Stock provides that as long as holders of the Series C Preferred Stock hold or have the right to acquire upon conversion at least 10% of the outstanding equity securities of the Company, a majority of such Series C holders shall be entitled to nominate for election and the Company will use its best efforts to support for election to the board of directors a nominee for director selected by the holders of the Series C Preferred Stock. If the board of directors of the Company is increased to between eight and 14 members, the right of holders of the Series C Preferred Stock to nominate one director shall be increased to the right to elect two directors and if the board is increased to 15 or more members holders of the Series C Preferred Stock shall have the right to nominate three directors, subject to the limitations set forth in the Stock Purchase Agreement. In addition, Provident agreed to vote and to cause its subsidiaries to vote all shares of HealthAxis owned by them in favor of the Series C nominees.

         Registration Rights. When the Company proposes to register any shares of Common Stock from authorized but unissued common shares or treasury shares under the Securities Act (other than on a Form S-4 or a Form S-8), the Company is required to give notice to the holders of Series C Preferred Stock and the holders of Common Stock acquired upon the conversion of Series C Preferred Stock of the proposed registration and the right to include their shares of Common Stock received upon the conversion of the Series C Preferred Stock ("Series C Conversion Shares") in such registration (a "Piggyback Registration"), subject to certain conditions including the right of the underwriter of such offering to limit the number of Series C Conversion Shares sold by the holders if the underwriter advised the Company and such holders in writing that the number of Series C Conversion Shares required to be included by such holders would interfere with the successful marketing of the shares offered. Such Piggyback Registration rights are subject to the priority rights granted to HealthPlan Services, Inc. ("HPS"), holders of the Series B Preferred Stock and certain warrant holders and are on parity with the rights granted to the holder of the Series D Preferred Stock. Subject to rights granted to HPS, holders of the Series B Preferred Stock and certain warrant holders, the holders of at least 60% of the then outstanding shares of Series C Preferred Stock may also require the Company to file up to two registration statements ("demand registrations") under the Securities Act with respect to the Common Stock acquired upon the conversion of the Series C Preferred Stock held by such holders desiring to participate, subject to certain conditions. Such demand may not be made earlier than: (i) 12 months from the closing of the Offering or (ii) six months after the Company's initial public offering. The Company is required to pay all registration expenses (as defined in the Registration Rights Agreement to be executed in connection with this transaction), other than any underwriting discounts and commissions for any underwriter or broker-dealer acting on behalf of the holders of the Series C Conversion Shares.

         Other. The holders of Series C Preferred Stock are not entitled to any preemptive rights. Shares of Series C Preferred Stock offered hereby and the shares of the Common Stock issuable upon conversion will, when issued, be validly issued, fully paid and non-assessable shares of the Company.

Item 7.  Financial Statements and Exhibits

         (a)      Financial Statements of business acquired.

                  Not applicable.

(b)      Proforma Financial Information.

                  Not applicable.

(c)      Exhibits.

                  None.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 PROVIDENT AMERICAN CORPORATION


Date:      7/20/99                         By: /s/ Alvin H. Clemens
      ----------------                         -----------------------------
                                               Alvin H. Clemens
                                               Chairman of the Board and
                                               Chief Executive Officer


                         PROVIDENT AMERICAN CORPORATION


Date:      7/20/99                         By: /s/  Francis L. Gillan III
      ----------------                         -----------------------------
                                               Francis L. Gillan III
                                               Chief Accounting Officer and
                                               Treasurer